SUPPLEMENT DATED AUGUST 1, 2005 TO THE PROSPECTUS DATED JUNE 4, 2005

AXA ENTERPRISE FUNDS

AXA Enterprise High-Yield Bond Fund

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

ENTERPRISE

Fund Distributors, Inc.

An AXA Financial Company

(#87375)

INTRODUCTION

AXA Enterprise Funds Trust (the “Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This supplement describes the Class A, Class B, Class C and Class Y shares of the AXA Enterprise High-Yield Bond Fund. The fund is a diversified fund. Information on the fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective of the fund is not a fundamental policy and may be changed without a shareholder vote. As described more fully on the following pages, the fund has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment suggested by its name. This policy may not be changed without providing sixty (60) days’ written notice to shareholders of the fund.

The investment manager to the fund is AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). The day-to-day portfolio management of the fund is provided by one or more investment sub-advisers selected by AXA Equitable. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a fund’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable monitors each sub-adviser and may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Sub-adviser”), such as Boston Advisors, Inc. or Alliance Capital Management L.P., unless the sub-advisory agreement with the Affiliated Sub-adviser is approved by the fund’s shareholders.

The distributor for the fund is Enterprise Fund Distributors, Inc.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this fund, be sure to read all risk disclosures carefully before investing.

Table of

AXA ENTERPRISE HIGH-YIELD BOND FUND

Manager:	AXA Equitable

Sub-adviser:	Caywood-Scholl Capital Management

Key Terms

•	Below Investment Grade Bonds — Bonds rated B3 to Ba1 by Moody’s Investors Service, Inc. or B- to BB+ by Standard & Poor’s Corporation and pay a higher yield to compensate for their greater risk.

Investment Goal

Maximum current income.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are rated below investment grade. The fund generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or B- to BB+ by Standard & Poor’s Corporation (“S&P”) or determined by the sub-adviser to be of comparable quality, which are commonly known as “junk bonds.”

The fund generally does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody’s or CC or lower by S&P or which, if unrated, in the judgment of the sub-adviser have characteristics of such lower-grade bonds). If an investment is downgraded to Ca or lower or CC or lower after its purchase by the fund, the sub-adviser has the discretion to hold or liquidate the security. Subject to these restrictions, under normal circumstances, up to 20% of the fund’s assets may include: (1) bonds rated Caa by Moody’s or CCC by S&P; (2) unrated debt securities which, in the judgment of the sub-adviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

The sub-adviser may invest the fund’s assets in securities of any maturity and actively manages the fund’s duration based on the sub-adviser’s view of the market and interest rates. The sub-adviser is not required to maintain the fund’s duration within any particular range. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The sub-adviser applies a rigorous research process before selecting bonds for investment. The investment process begins by analyzing the economic environment and interest rate trends to identify favorably situated industries. Those companies that can benefit from an improved industry outlook are emphasized and those with unfavorable industry trends are avoided, with a preference to invest in economically non-cyclical industries.

Once industry preferences are determined, the sub-adviser’s analysts perform extensive credit research on their universe of higher quality high yield bonds. Every bond the fund owns or that the sub-adviser is considering for purchase is thoroughly analyzed in a detailed research report (updated quarterly) which addresses both qualitative and quantitative issues affecting the bond’s credit worthiness. The sub-adviser’s analysts utilize proprietary tools to decipher which securities have the best “relative value.” Bonds selected for inclusion in the fund are continually monitored to assure they meet the sub-adviser’s demanding standards. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies & Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

•	Below Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Below Investment Grade Securities Risk” in “More About Strategies & Risks.”

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is the performance of its predecessor registered investment company, the Enterprise High-Yield Bond Fund (the “Enterprise Fund”). On July 29, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which was a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is November 17, 1987. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
6.90% (2nd Quarter 2003)	–5.83% (3rd Quarter 1998)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Return (For the period ended December 31, 2004)	1 Year	5 Years	10 Years	Since Inception*
Class A—Return Before Taxes	3.54%	4.92%	7.17%	N/A
Return After Taxes on Distributions	1.27%	1.94%	3.88%	N/A
Return After Taxes on Distributions & Sale of Fund Shares	2.23%	2.28%	4.03%	N/A
Class B—Return Before Taxes	3.13%	5.05%	N/A	6.71%
Return After Taxes on Distributions	0.96%	2.23%	N/A	3.64%
Return After Taxes on Distributions & Sale of Fund Shares	1.97%	2.51%	N/A	3.79%
Class C—Return Before Taxes	7.13%	5.35%	N/A	5.51%
Return After Taxes on Distributions	4.96%	2.56%	N/A	2.55%
Return After Taxes on Distributions & Sale of Fund Shares	4.57%	2.78%	N/A	2.81%
Class Y—Return Before Taxes	9.20%	6.45%	N/A	5.97%
Return After Taxes on Distributions	6.65%	3.25%	N/A	2.62%
Return After Taxes on Distributions & Sale of Fund Shares	5.90%	3.46%	N/A	2.93%
Merrill Lynch High Yield Master Cash Pay Index**	10.76%	7.32%	8.46%	7.84%
*	The inception date for Class B shares is May 1, 1995, for Class C shares is May 1, 1997 and for Class Y shares is July 25, 1997. The since inception return of the Merrill Lynch High Yield Master Cash Pay Index shown in the table above reflects the average annual total return of the index since the inception of the fund’s Class B shares. The average annual total returns of the Merrill Lynch High Yield Master Cash Pay Index since the inception of the fund’s Class C and Class Y shares are 6.77% and 6.25%, respectively.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmark.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%
Account fee	*		*		*		*

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average daily net assets)
	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.33%	0.33%	0.33%	0.33%
Total operating expenses	1.38%	1.93%	1.93%	0.93%
Less fee waiver/expense reimbursement[7]	(0.08)%	(0.08)%	(0.08)%	(0.08)%
Net operating expenses	1.30%	1.85%	1.85%	0.85%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its fees to limit the expenses of the fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1500. See “It’s Easy to Open an Account.”

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$601	$688	$188	$288	$188	$87
3 years	$884	$998	$598	$598	$598	$288
5 years	$1,187	$1,234	$1,034	$1,034	$1,034	$507
10 years	$2,047	$2,105	$2,105	$2,247	$2,247	$1,136
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The fund has principal investment strategies that involve certain inherent risks. The fund’s principal risks are described in its principal investment risks section. The following is a list of additional risks to which the fund may be subject by investing in various types of securities or engaging in various practices.

Currency Risk.  The fund is subject to the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The fund may invest in derivatives. The fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the fund uses a derivative security for purposes other than as a hedge, the fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The fund may invest in foreign securities. The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  The fund may invest in illiquid and restricted securities. Illiquid securities are securities that a fund cannot sell on an open market. This means that the fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of the fund’s debt securities generally rises. Conversely, when interest rates rise, the value of the fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lending Risk.  The fund may lend portfolio securities with a value of up to 33 1/3% of a fund’s total assets, including collateral received for securities lent. If the fund lends securities, there is a risk that the securities will not be available to the fund on a timely basis, and the fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  The risk associated with securities or practices (e.g., borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the fund.

Below Investment Grade Securities Risk.  The fund may invest in below investment grade securities. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and they tend to be more greatly effected by economic downturns than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the fund’s net asset value. A fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Credit Quality Risk.  It is possible that the issuer of a security will not be able to make interest and principal payments when due. Below investment grade bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment grade bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of below investment grade bonds may be more susceptible than other issuers to economic downturns. Below investment grade bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the price of the bond.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to the fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gains or loss, which can create adverse tax results on shareholders. Given the frequency of sales, such gain or loss likely will be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

Repurchase Agreements Risk.  The fund may enter into repurchase agreements under which the fund purchases a security that a seller has agreed to repurchase from the fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the fund might incur a loss. If the seller declares bankruptcy, the fund may not be able to sell the security at the desired time.

Short Sale Risk.  A “short sale” is the sale by the fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Special Situations Risk.  The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the fund.

Unseasoned Companies Risk.  The Fund may invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that the fund has valued certain securities higher than it can sell them for.

Additional Investment Strategies

The following is a list of additional investment strategies. For further information about the investment strategies, see the fund’s Statement of Additional Information (“SAI”).

Derivatives.  The fund can use “derivative” instruments to seek to enhance returns or to try to hedge investment risks, although it is not anticipated that it will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward are examples of “derivatives.”

Foreign Investing.  The fund may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Initial Public Offerings (“IPOs”).  The fund may invest in equity securities may participate in the IPO market, and a significant portion of the fund’s returns may be attributable to its investment in IPOs, which has a magnified impact on funds with small asset bases. There is no guarantee that as the fund’s

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The fund does not restrict the frequency of trading to limit expenses or to minimize the tax effect that the fund’s distributions may have on shareholders. The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategy. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, the fund may lend its portfolio securities to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The fund may engage in short sales. A “short sale” is the sale by the fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss. The fund generally will only engage in covered short sales. In a covered short sale, the fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-adviser

The Manager

AXA Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of the fund. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the fund, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring the fund and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors the sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to supervise and monitor the sub-advisers and the fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. AXA Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing the fund’s assets subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate the fund’s assets among the fund’s sub-advisers. AXA Equitable recommends sub-advisers for the fund to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the fund is not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the SEC to permit it and the board of trustees to select and replace the fund’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for the fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Sub-adviser unless the sub-advisory agreement with the Affiliated Sub-adviser, including compensation, is also approved by the fund’s shareholders.

The Sub-adviser

The fund’s investments are selected by one or more sub-advisers. The following describes the fund’s sub-adviser, portfolio manager(s) and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the fund is available in the Trust’s SAI.

Caywood-Scholl Capital Management (“Caywood-Scholl”) serves as the sub-adviser to the AXA Enterprise High-Yield Bond Fund. Caywood-Scholl has provided investment advice with respect to high-yield, low grade fixed income instruments since 1986 and is a wholly owned subsidiary of RCM US Holdings LLC, which is an indirect subsidiary of Allianz AG. As of December 31, 2004, Caywood-Scholl had approximately $1.89 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser and Portfolio Manager(s)	Business Experience
AXA Enterprise High-Yield Bond Fund	Caywood-Scholl Capital Management 4350 Executive Drive Suite 125 San Diego, California 92121 Portfolio Managers Eric K. Scholl Thomas Saake James R. Caywood, CFA

Mr. Scholl is Managing Director, President and Portfolio Manager. He joined Caywood-Scholl as President and partner in 1992 and as President has been responsible for new business development and structured products. He has also served as a portfolio manager with Caywood-Scholl since 1992. He has 26 years’ experience in the investment industry.

Mr. Saake is a Managing Director and Portfolio Manager at Caywood-Scholl. He has been employed with Caywood-Scholl since 1990 and has served as a portfolio manager since 1996. Mr. Saake has more than 14 years’ experience in the investment industry.

Mr. Caywood is Managing Director and Chief Executive Officer of Caywood-Scholl. He has held those positions since 1986 and has more than 36 years’ experience in the investment industry.

Management Fees

The fund pays a fee to AXA Equitable for management services. The table below shows the contractual rate of the management fees (as a percentage of each fund’s average daily net assets) payable by the fund.

FUND NAME	FIRST $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	NEXT $5 BILLION	THEREAFTER
High-Yield Bond Fund	0.600%	0.575%	0.550%	0.525%	0.500%

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to the Trust, including coordination of the Trust’s audit, financial statements and tax returns, expense management and budgeting, legal administrative services and compliance monitoring, portfolio accounting services (including daily net asset value accounting), operational risk management, and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets.

Expense Limitation Agreement

In the interest of limiting until February 28, 2006 the expenses of the fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the fund (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business), are limited to the following respective expense ratio:

	Total Expenses Limited to (% of daily net assets)
FUND NAME	CLASS A	CLASS B	CLASS C	CLASS Y
AXA Enterprise High-Yield Bond Fund	1.30%	1.85%	1.85%	0.85%

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

FUND SERVICES

Investing in the Fund

For information on investing in the fund, please see “Investing in the Funds” in the Prospectus.

How Sales Charges are Calculated

For information on how sales charges are calculated, please see “How Sales Charges are Calculated” in the Prospectus.

Ways to Reduce or Eliminate Sales Charges

For information on ways to reduce or eliminate sales charges, please see “Ways to Reduce or Eliminate Sales Charges” in the Prospectus.

It’s Easy to Open an Account

For information on buying, selling or exchanging shares, please see “It’s Easy to Open an Account” in the Prospectus.

How Fund Shares are Priced

For information on how assets are valued, please see “How Fund Shares are Priced” in the Prospectus.

Dividends and Other Distributions

For information on dividends and distributions, please see “Dividends and Other Distributions” in the Prospectus.

Tax Consequences

For information on tax consequences, please see “Tax Consequences” in the Prospectus.

Additional Information

For information on additional investor services, please see “Additional Investor Services” in the Prospectus.

GLOSSARY OF TERMS

For information on glossary of terms, please see “Glossary of Terms” in the Prospectus.

DESCRIPTION OF BENCHMARK

The fund’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based index.

Merrill Lynch High Yield Master Cash Pay Index

A publicly reported unmanaged composite index of hypothetical return on investment in approximately 1075 high yield debt securities of at least $100 million par amount outstanding. Ratings range from Ba1 to C by Moody’s and BB+ to C by S&P.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the fund’s financial performance for the periods shown. The fund is newly organized and has no operations or financial information of its own prior to the date of this prospectus but is the successor to a substantially similar investment company, as described above in the sections entitled “Fund Performance.” The financial information in the tables below was derived from the predecessor fund’s financial statements, which were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report along with the financial statements of the predecessor fund, is included in the Annual Report for the predecessor fund (The Enterprise Group of Funds, Inc. Annual Report for the Fiscal Year Ended October 31, 2004). This information should be read in conjunction with the financial statements contained in the Annual Report for the predecessor fund, which is incorporated by reference into the Trust’s SAI and are available upon request.

Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

AXA ENTERPRISE HIGH-YIELD BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

AXA Enterprise High-Yield Bond Fund (Class A)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value beginning of period	$9.80		$8.76	$9.48	$9.74	$10.99	$11.53

Net investment income (loss) (e)	0.52		0.65	0.69	0.81	0.94	0.94
Net realized and unrealized gain (loss) on investments	0.17		1.04	(0.73)	(0.26)	(1.25)	(0.53)

Total from investment operations	0.69		1.69	(0.04)	0.55	(0.31)	0.41

Dividends from net investment income	(0.52)		(0.65)	(0.69)	(0.81)	(0.94)	(0.94)
Distributions from capital gains	—		—	—	—	—	(0.01)

Total distributions	(0.52)		(0.65)	(0.69)	(0.81)	(0.94)	(0.95)

Redemption fees	0.00	(f)	0.00 (f)	0.01	—	—	—

Net asset value end of period	$9.97		$9.80	$8.76	$9.48	$9.74	$10.99

Total return (c)	7.28	%(b)	19.90%	(0.18)%	5.73%	(2.96)%	3.64%
Net assets end of period (in thousands)	$108,142		$123,603	$96,790	$63,928	$54,612	$64,038
Ratio of expenses to average net assets	1.30	%(a)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of expenses to average net assets (Excluding reimbursement)	1.38	%(a)	1.39%	1.47%	1.45%	1.42%	1.41%
Ratio of net investment income (loss) to average net assets	6.39	%(a)	6.92%	7.69%	8.27%	9.01%	8.30%
Portfolio turnover rate	58%		55%	66%	75%	61%	84%

AXA Enterprise High-Yield Bond Fund (Class B)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value beginning of period	$9.79		$8.75	$9.48	$9.74	$10.99	$11.52

Net investment income (loss) (e)	0.47		0.60	0.64	0.76	0.88	0.88
Net realized and unrealized gain (loss) on investments	0.17		1.04	(0.73)	(0.26)	(1.25)	(0.52)

Total from investment operations	0.64		1.64	(0.09)	0.50	(0.37)	0.36

Dividends from net investment income	(0.47)		(0.60)	(0.64)	(0.76)	(0.88)	(0.88)
Distributions from capital gains	—		—	—	—	—	(0.01)

Total distributions	(0.47)		(0.60)	(0.64)	(0.76)	(0.88)	(0.89)

Redemption fees	0.00	(f)	0.00 (f)	—	—	—	—

Net asset value end of period	$9.96		$9.79	$8.75	$9.48	$9.74	$10.99

Total return (d)	6.79	%(b)	19.26%	(0.83)%	5.15%	(3.49)%	3.18%
Net assets end of period (in thousands)	$71,373		$78,059	$54,214	$47,564	$32,631	$36,673
Ratio of expenses to average net assets	1.85	%(a)	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of expenses to average net assets (Excluding reimbursement)	1.93	%(a)	1.94%	2.02%	2.00%	1.97%	1.96%
Ratio of net investment income (loss) to average net assets	5.84	%(a)	6.37%	7.15%	7.71%	8.47%	7.75%
Portfolio turnover rate	58%		55%	66%	75%	61%	84%

AXA ENTERPRISE HIGH-YIELD BOND FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

AXA Enterprise High-Yield Bond Fund (Class C)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003		2002		2001	2000	1999
Net asset value beginning of period	$9.79		$8.75		$9.48		$9.74	$10.99	$11.53

Net investment income (loss) (e)	0.47		0.60		0.64		0.76	0.88	0.88
Net realized and unrealized gain (loss) on investments	0.17		1.04		(0.73)		(0.26)	(1.25)	(0.53)

Total from investment operations	0.64		1.64		(0.09)		0.50	(0.37)	0.35

Dividends from net investment income	(0.47)		(0.60)		(0.64)		(0.76)	(0.88)	(0.88)
Distributions from capital gains	—		—		—		—	—	(0.01)

Total distributions	(0.47)		(0.60)		(0.64)		(0.76)	(0.88)	(0.89)

Redemption fees	0.00	(f)	0.00	(f)	—		—	—	—

Net asset value end of period	$9.96		$9.79		$8.75		$9.48	$9.74	$10.99

Total return (d)	6.79	%(b)	19.25	%(c)	(0.84	)%(c)	5.15%	(3.49)%	3.09%
Net assets end of period (in thousands)	$45,239		$56,936		$29,060		$13,902	$7,035	$6,841
Ratio of expenses to average net assets	1.85	%(a)	1.85%		1.85%		1.85%	1.85%	1.85%
Ratio of expenses to average net assets (Excluding reimbursement)	1.93	%(a)	1.94%		2.02%		1.99%	1.96%	1.96%
Ratio of net investment income (loss) to average net assets	5.84	%(a)(g)	6.29%		7.12%		7.64%	8.47%	7.73%
Portfolio Turnover Rate	58%		55%		66%		75%	61%	84%

AXA Enterprise High-Yield Bond Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003		2002		2001	2000	1999
Net asset value beginning of period	$9.81		$8.77		$9.49		$9.74	$10.99	$11.51

Net investment income (loss) (e)	0.55		0.68		0.73		0.86	0.99	0.99
Net realized and unrealized gain (loss) on investments	0.17		1.05		(0.72)		(0.25)	(1.25)	(0.51)

Total from investment operations	0.72		1.73		0.01		0.61	(0.26)	0.48

Dividends from net investment income	(0.55)		(0.69)		(0.73)		(0.86)	(0.99)	(0.99)
Distributions from capital gains	—		—		—		—	—	(0.01)

Total distributions	(0.55)		(0.69)		(0.73)		(0.86)	(0.99)	(1.00)

Redemption fees	0.00	(f)	0.00	(f)	—		—	—	—

Net asset value end of period	$9.98		$9.81		$8.77		$9.49	$9.74	$10.99

Total return	7.67	%(b)	20.41%		0.29%		6.32%	(2.52)%	4.30%
Net assets end of period (in thousands)	$30,572		$26,677		$5,555		$4,189	$808	$1,179
Ratio of expenses to average net assets	0.85	%(a)	0.85%		0.85%		0.85%	0.85%	0.85%
Ratio of expenses to average net assets (Excluding reimbursement)	0.93	%(a)	0.94%		1.02%		1.00%	0.97%	0.96%
Ratio of net investment income (loss) to average net assets	6.84	%(a)(g)	7.15%		8.17%		8.72%	9.48%	8.73%
Portfolio turnover rate	58%		55%		66%		75%	61%	84%

(a)	Annualized.
(b)	Not annualized.
(c)	Total return does not include one time front-end sales charge.
(d)	Total return does not include contingent deferred sales charge.
(e)	Based on average shares outstanding.
(f)	Less than $0.01 per share.
(g)	Reflects overall fund ratios adjusted for class specific expenses.

If you would like more information about the fund, the following documents are available free upon request and on the fund’s website at www.axaenterprise.com.

Annual and Semi-Annual Reports — Includes more information about the fund’s performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the fund’s performance during the most recent fiscal year or period.

Statement of Additional Information (SAI) — Provides more detailed information about the fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available (i) in the fund’s SAI and (ii) on the fund’s website.

To order a free copy of the fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the fund at:

AXA Enterprise Funds Trust

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Your financial professional or AXA Enterprise Funds Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the fund (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

AXA Enterprise Funds Trust

AXA Enterprise High-Yield Bond Fund

(Investment Company Act File No. 811-21695)

©2005 AXA Enterprise Funds